                                       American Skandia Advisor Funds, Inc.
                         Supplement dated July 1, 2002 to the Prospectus dated May 1, 2002

                                          ASAF INVESCO Equity Income Fund

         In response to recent fund name  regulations  of the U.S.  Securities and Exchange  Commission,  effective
July 1, 2002,  the ASAF INVESCO  Equity  Income Fund and the ASMT INVESCO  Equity  Income  Portfolio  (the "master"
portfolio in which the ASAF INVESCO  Equity  Income Fund  invests all of its  investable  assets) have been renamed the ASAF INVESCO  Capital Income Fund and the ASMT INVESCO  Capital Income  Portfolio,  respectively.  Accordingly, all  references  in the  Prospectus  to the ASAF  INVESCO  Equity  Income Fund and the ASMT INVESCO  Equity  Income
Portfolio are  respectively  replaced with the ASAF INVESCO Capital Income Fund and the ASMT INVESCO Capital Income
Portfolio.

         In conjunction with these name changes,  the description of the investment  policies of the Fund/Portfolio
(both under  "Risk/Return  Summary - Growth and Income Funds and Portfolios - Principal  Investment  Strategies" on
page 14 and under  "Investment  Programs of the Funds - ASAF  INVESCO  Equity  Income  Fund - Principal  Investment
Policies and Risks" on page 100) is revised by deleting  the  following  language:  "Effective  July 31, 2002,  the
Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in equity  securities.  The 80%  investment  requirement  applies at the time the Portfolio  invests its assets."

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